SCUDDER
                                                                     INVESTMENTS



Supplement to the Currently Effective Statement of Additional Information of each of the Listed Funds:

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Cash Management Fund                |     Cash Management Fund
   Investment                       |        Institutional
Treasury Money Fund                 |     Treasury Money Fund
   Investment                       |        Institutional
NY Tax Free Money Fund              |     Daily Assets Fund
   Investment                       |        Institutional
Tax Free Money Fund                 |     Money Market Fund
   Investment                       |        Investment
--------------------------------------------------------------------------------

The following information is added to each fund's Statement of Additional Information under the heading "Purchase and Redemption of Shares":

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund's shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent will have no information with respect to the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.



               Please Retain This Supplement for Future Reference



August 24, 2004